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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       -----------------------------------


        date of Report (Date of earliest event reported) December 8, 2004

                            COX COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          1-6590                                   58-2112288
 (Commission File Number)               I.R.S. Employer Identification Number)

1400 Lake Hearn Drive Atlanta, Georgia                30319
(Address of Principal Executive Offices)            (Zip Code)

                                 (404) 843-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR240.13e-4(c))

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


Item 8.01.   Other Events.

As previously reported, at midnight on December 2, 2004, the joint tender offer by Cox Communications, Inc. ("CCI") and Cox Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Cox Enterprises, Inc. ("CEI"), for all of CCI's Class A common stock not beneficially owned by CEI expired as scheduled. CCI and CEI have been advised by Wachovia Bank, N.A., the depositary for the tender offer, that a final total of 190,479,062 Class A shares were validly tendered and had been delivered for payment, and on December 8, 2004, Holdings purchased all such validly tendered shares in accordance with the terms of the offer. CCI and CEI borrowed approximately $6.6 billion in the aggregate under credit facilities entered into in connection with the tender offer to fund the purchase of tendered shares. The Class A shares purchased through the tender offer when combined with Class A shares already beneficially owned by CEI represented more than 90% of the Class A shares outstanding.

Pursuant to the terms of the Agreement and Plan of Merger, dated as of October 19, 2004, among CEI, Holdings, CEI-M Corporation and CCI, effective as of 4:01 p.m. on December 8, 2004, CCI was merged with CEI-M Corporation, a wholly owned subsidiary of CEI, with CCI as the surviving corporation. The outstanding shares of Class A common stock that were not validly tendered in the tender offer were converted into the right to receive $34.75 per share in cash, which will be paid by CCI as the shares are surrendered for payment, for aggregate cash consideration of approximately $1.7 billion, bringing the total transaction cost (including estimated fees and expenses and amounts paid for cancellation of vested in-the-money options at the difference between the exercise price and the tender offer price) to approximately $8.5 billion.

On December 8, 2004, Cox issued a press release with respect the closing of the tender offer and the follow-on merger. This press release is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

          (a) None

          (b) None

          (c) Exhibit

                      99.1     Press release, dated December 8, 2004

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



    Dated: December 8, 2004


                                      COX COMMUNICATIONS, INC.

                                      By:  /s/ Jimmy W. Hayes
                                           -----------------------------
                                           Jimmy W. Hayes
                                           Executive Vice President,
                                           Finance and Chief Financial Officer

                                  EXHIBIT INDEX

              Exhibit                 Description
              -------                 -----------
              99.1                    Press release, dated December 8, 2004


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

[CCI LOGO]                                                                       [CCI LOGO]
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

Media Contacts: Bob Jimenez - CEI      Investor Contacts: Richard Jacobson-CEI
                (678) 645-0070                            (678) 645-0111
                bob.jimenez@coxinc.c                      richard.jacobson@coxinc.com

                Ellen East - CCI                          Lacey Lewis - CCI
                (404) 843-5281                            (404) 269-7608
                ellen.east@cox.com                        lacey.lewis@cox.com


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

     Cox Enterprises, Inc. Completes Acquisition of Cox Communications, Inc.


ATLANTA (December 8, 2004) - Cox Enterprises, Inc. (CEI) announced today the successful completion of its previously announced acquisition of the publicly held minority interest of Cox Communications, Inc. (CCI) for $8.5 billion. Cox Holdings, Inc., a wholly owned subsidiary of CEI, acquired CCI through a cash tender offer for $34.75 per share and a short-form merger completed today.

As a result of the merger, any outstanding shares of Class A common stock not purchased in the tender offer, other than those as to which appraisal rights are perfected, were converted into the right to receive $34.75 per share in cash, without interest. Wachovia Bank, N.A., the depositary for the tender offer, will mail to non-tendering stockholders materials to advise them of their rights and facilitate receipt of payment for their CCI shares. CCI shares will be delisted from the New York Stock Exchange and trading will be suspended prior to market opening tomorrow.

Consistent with becoming a wholly-owned subsidiary of CEI, CCI intends to take steps over time to permit it to cease filing periodic reports and other information with the Securities and Exchange Commission (SEC). However, even if CCI is no longer required to file SEC reports, CCI intends to continue to provide certain information to its investors, including future audited annual financial statements and unaudited quarterly interim financial statements. All of CCI's debt securities that are currently outstanding were sold in public offerings registered under the Securities Act of 1933, and should CCI's obligation to file periodic reports with the SEC be suspended, such suspension will not change the status of CCI's outstanding debt securities as freely tradeable under the federal securities laws.

Citigroup Global Markets Inc. and Lehman Brothers Inc. served as CEI's exclusive financial advisors in this transaction. Goldman, achs & Co.
served as exclusive financial advisor to the Special Committee of CCI's board of directors in this transaction. Citigroup, Lehman and J.P. Morgan Chase & Co. provided $10 billion to fund the transaction, pay related fees and expenses, and provide CEI and CCI additional liquidity.

                                     -more-

Cox Enterprises (www.coxenterprises.com)
Cox Enterprises is one of the nation's leading media companies and providers of automotive services, with 2003 revenues of $10.7 billion and 77,000 employees. Major operating subsidiaries include Cox Communications, Inc. (cable television distribution, telephone, high-speed Internet access and other advanced broadband services); Cox Newspapers, Inc. (newspapers, local and national direct mail advertising and customized newsletters); Cox Television (television and television sales rep firms); Cox Radio, Inc. (broadcast radio stations and interactive Web sites); and Manheim Auctions, Inc. (vehicle auctions, repair and certification services and web-based technology products). CEI also owns an equity stake in AutoTrader.com, the world's largest and most visited online source of vehicle listings for dealers and consumers.


Cox Communications (www.cox.com)
Cox Communications, Inc., a Fortune 500 company, is a multi-service broadband communications company with approximately 6.6 million total customers, including approximately 6.3 million basic cable subscribers. The nation's third-largest cable television provider, Cox offers both analog cable television under the Cox Cable brand as well as advanced digital video service under the Cox Digital Cable brand. Cox provides an array of other communications and entertainment services, including local and long distance telephone under the Cox Digital Telephone brand; high-speed Internet access under the Cox High Speed Internet brand; and commercial voice and data services via Cox Business Services. Local cable advertising, promotional opportunities and production services are sold under the Cox Media brand. Cox is an investor in programming networks including the Discovery Channel. More information about Cox Communications can be accessed on the Internet at www.cox.com.

CAUTIONARY STATEMENT: Statements in this document that represent the intentions, plans, expectations and beliefs of CCI are "forward-looking statements" and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CCI wishes to caution the reader that these factors, as well as other factors described or to be described in CCI's SEC filings are among the factors that could cause actual events or results to differ materially from CCI's current expectations described herein.

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